EXHIBIT 32.1

CERTIFICATION ACCOMPANYING PERIODIC REPORT PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
CERTIFICATION OF CHIEF EXECUTIVE OFFICER

The undersigned, Jeffrey J. Steiner, Chief Executive Officer of The Fairchild Corporation (“Company”), hereby certifies that (1) the Annual Report of the Company on Form 10-K for the Annual Period Ended September 30, 2004 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Date: December 14, 2004

/s/ JEFFREY J. STEINER
Jeffrey J. Steiner
      Chairman of the Board and Chief Executive Officer

Exhibit 32.2

CERTIFICATION ACCOMPANYING PERIODIC REPORT PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
CERTIFICATION OF CHIEF FINANCIAL OFFICER

The undersigned, John L. Flynn, Chief Financial Officer of The Fairchild Corporation (“Company”), hereby certifies that (1) the Annual Report of the Company on Form 10-K for the Annual Period Ended September 30, 2004 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Date: December 14, 2004

/s/ JOHN L. FLYNN
John L. Flynn
      Chief Financial Officer and Senior Vice President, Tax